Exhibit 10.16

Execution Version

Omnibus Amendment No. 2
to Indenture Supplements
(Series 2015-3, Series 2016-2, Series 2017-3, Series 2018-2, Series 2018-3, Series 2018-4,
Series 2019-1, Series 2019-2, Series 2019-3, Series 2019-4, Series 2020-1 and Series 2020-2)

This Omnibus Amendment No. 2, dated as of August 4, 2021 (this "Amendment"), amends each Indenture Supplement listed in Exhibit A (each, an "Indenture Supplement" and collectively, the "Indenture Supplements"), each supplemental to the Second Amended and Restated Indenture, dated as of August 1, 2001, as amended and restated as of December 1, 2010 (the "Indenture"), between Ford Credit Floorplan Master Owner Trust A, as issuer (the "Issuer") and The Bank of New York Mellon, as indenture trustee (the "Indenture Trustee"). Capitalized terms used but not defined in this Amendment have the meanings given in or by reference in the related Indenture Supplement.

Section 1                  Amendments. In accordance with Section 9.1(b) of the Indenture, the parties to this Amendment agree to amend each Indenture Supplement as follows:

(i)                 Adding the clause for such Indenture Supplement included in Exhibit A to this Amendment as Section 4.2(c)(iv) and updating the numerical order of each following clause in Section 4.2(c) as applicable.

(ii)              Deleting Section 6.1(g) in each Indenture Supplement in its entirety and replacing it with the section for such Indenture Supplement included in Exhibit B to this Amendment.

(iii)            Amending the definition of "Available Investor Interest Collections" in Annex A to each Indenture Supplement by deleting such definition in its entirety and replacing it with the definition for such Indenture Supplement included in Exhibit C to this Amendment.

(iv)             Adding the definition of "Excess Funding Period" included for such Indenture Supplement in Exhibit D to this Amendment to Annex A to each Indenture Supplement in the appropriate alphabetical order.

(v)               Deleting Item 10 in Section XI of the Trust Summary in Exhibit B Form of Monthly Investor Report in each Indenture Supplement in its entirety and replacing it with the section for such Indenture Supplement included in Exhibit E to this Amendment.

(vi)             Deleting Item 10 in Section XII of the Trust Summary in Exhibit B Form of Monthly Investor Report in each Indenture Supplement in its entirety and replacing it with the section for such Indenture Supplement included in Exhibit F to this Amendment.

Section 2                  Incorporation of Amendments. Upon the effectiveness of this Amendment, each reference in an Indenture Supplement to "this Indenture Supplement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to such Indenture Supplement as amended hereby, and each reference to an Indenture Supplement in any other document, instrument and agreement executed or delivered in connection with such Indenture Supplement will mean and be a reference to such Indenture Supplement as amended by this Amendment.

Section 3                  Confirmation. Except as specifically amended hereby, each Indenture Supplement and each other document, instrument and agreement executed or delivered in connection with such Indenture Supplement will remain in full force and effect and is ratified and confirmed.

Section 4                  The Indenture Trustee. The Indenture Trustee will not be responsible in any manner for or in respect of the validity or sufficiency of this Amendment or for or in respect of the recitals contained in this Amendment, all of which recitals are made solely by the Issuer.

Section 5                  The Owner Trustee. The Owner Trustee will not be responsible in any manner for or in respect of the validity or sufficiency of this Amendment or for or in respect of the recitals contained in this Amendment, all of which recitals are made solely by the Issuer.

Section 6                  Counterparts. This Amendment may be executed in any number of counterparts. Each counterpart will be an original, and all counterparts will together constitute one and the same instrument.

Section 7                  GOVERNING LAW. THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

2

EXECUTED BY:

FORD CREDIT FLOORPLAN MASTER OWNER
TRUST A

	By:	U.S. BANK TRUST NATIONAL
ASSOCIATION, not in its individual capacity,
but solely as Owner Trustee

	By:	/s/ April E. Lancsak
	Name:	April E. Lancsak
	Title:	Vice President

THE BANK OF NEW YORK MELLON, not in its
individual capacity, but solely as Indenture
Trustee

By:	/s/ Rita Duggan
Name:	Rita Duggan
Title:	Vice President

[Signature Page to Omnibus Amendment No. 2 to Indenture Supplements]

Exhibit A

Indenture Supplement	Amended Section 4.2(c)(iv)
Series 2015-3 Indenture Supplement, dated as of June 1, 2015, between the Issuer and the Indenture Trustee	(iv) on any Payment Date during the Excess Funding Period, to treat as Available Investor Interest Collections for that Payment Date, to cover shortfalls in the applications, payments and deposits under Section 4.2(a)(i) through (a)(iii) in that order;
Series 2016-2 Indenture Supplement, dated as of March 1, 2016, between the Issuer and the Indenture Trustee	(iv) on any Payment Date during the Excess Funding Period, to treat as Available Investor Interest Collections for that Payment Date, to cover shortfalls in the applications, payments and deposits under Section 4.2(a)(i) through (a)(iii) in that order;
Series 2017-3 Indenture Supplement, dated as of October 1, 2017, between the Issuer and the Indenture Trustee	(iv) on any Payment Date during the Excess Funding Period, to treat as Available Investor Interest Collections for that Payment Date, to cover shortfalls in the applications, payments and deposits under Sections 4.2(a)(i) through (a)(vi) in that order;
Series 2018-2 Indenture Supplement, dated as of March 1, 2018, between the Issuer and the Indenture Trustee	(iv) on any Payment Date during the Excess Funding Period, to treat as Available Investor Interest Collections for that Payment Date, to cover shortfalls in the applications, payments and deposits under Sections 4.2(a)(i) through (a)(vi) in that order;
Series 2018-3 Indenture Supplement, dated as of November 1, 2018, between the Issuer and the Indenture Trustee	(iv) on any Payment Date during the Excess Funding Period, to treat as Available Investor Interest Collections for that Payment Date, to cover shortfalls in the applications, payments and deposits under Sections 4.2(a)(i) through (a)(vi) in that order;
Series 2018-4 Indenture Supplement, dated as of December 1, 2018, between the Issuer and the Indenture Trustee	(iv) on any Payment Date during the Excess Funding Period, to treat as Available Investor Interest Collections for that Payment Date, to cover shortfalls in the applications, payments and deposits under Sections 4.2(a)(i) through (a)(vi) in that order;
Series 2019-1 Indenture Supplement, dated as of April 1, 2019, between the Issuer and the Indenture Trustee	(iv) on any Payment Date during the Excess Funding Period, to treat as Available Investor Interest Collections for that Payment Date, to cover shortfalls in the applications, payments and deposits under Sections 4.2(a)(i) through (a)(vi) in that order;
Series 2019-2 Indenture Supplement, dated as of April 1, 2019, between the Issuer and the Indenture Trustee	(iv) on any Payment Date during the Excess Funding Period, to treat as Available Investor Interest Collections for that Payment Date, to cover shortfalls in the applications, payments and deposits under Sections 4.2(a)(i) through (a)(vi) in that order;

Exhibit A-1

Series 2019-3 Indenture Supplement, dated as of September 1, 2019, between the Issuer and the Indenture Trustee	(iv) on any Payment Date during the Excess Funding Period, to treat as Available Investor Interest Collections for that Payment Date, to cover shortfalls in the applications, payments and deposits under Sections 4.2(a)(i) through (a)(vi) in that order;
Series 2019-4 Indenture Supplement, dated as of September 1, 2019, between the Issuer and the Indenture Trustee	(iv) on any Payment Date during the Excess Funding Period, to treat as Available Investor Interest Collections for that Payment Date, to cover shortfalls in the applications, payments and deposits under Sections 4.2(a)(i) through (a)(vi) in that order;
Series 2020-1 Indenture Supplement, dated as of September 1, 2020, between the Issuer and the Indenture Trustee	(iv) on any Payment Date during the Excess Funding Period, to treat as Available Investor Interest Collections for that Payment Date, to cover shortfalls in the applications, payments and deposits under Sections 4.2(a)(i) through (a)(vi) in that order;
Series 2020-2 Indenture Supplement, dated as of September 1, 2020, between the Issuer and the Indenture Trustee	(iv) on any Payment Date during the Excess Funding Period, to treat as Available Investor Interest Collections for that Payment Date, to cover shortfalls in the applications, payments and deposits under Sections 4.2(a)(i) through (a)(vi) in that order;

Exhibit A-2

Exhibit B

Indenture Supplement	Amended Section 6.1(g)
Series 2015-3 Indenture Supplement, dated as of June 1, 2015, between the Issuer and the Indenture Trustee	(g) Excess Funding Account. The amounts in the Excess Funding Account exceed 70% of the sum of the "Adjusted Invested Amounts" of all Series for three consecutive Collection Periods, after giving effect to any payments to be made on each related Payment Date; or
Series 2016-2 Indenture Supplement, dated as of March 1, 2016, between the Issuer and the Indenture Trustee	(g) Excess Funding Account. The amounts in the Excess Funding Account exceed 70% of the sum of the "Adjusted Invested Amounts" of all Series for three consecutive Collection Periods, after giving effect to any payments to be made on each related Payment Date; or
Series 2017-3 Indenture Supplement, dated as of October 1, 2017, between the Issuer and the Indenture Trustee	(g) Excess Funding Account. The amounts in the Excess Funding Account exceed 70% of the sum of the "Adjusted Invested Amounts" of all Series for three consecutive Collection Periods, after giving effect to any payments to be made on each related Payment Date; or
Series 2018-2 Indenture Supplement, dated as of March 1, 2018, between the Issuer and the Indenture Trustee	(g) Excess Funding Account. The amounts in the Excess Funding Account exceed 70% of the sum of the "Adjusted Invested Amounts" of all Series for three consecutive Collection Periods, after giving effect to any payments to be made on each related Payment Date; or
Series 2018-3 Indenture Supplement, dated as of November 1, 2018, between the Issuer and the Indenture Trustee	(g) Excess Funding Account. The amounts in the Excess Funding Account exceed 70% of the sum of the "Adjusted Invested Amounts" of all Series for three consecutive Collection Periods, after giving effect to any payments to be made on each related Payment Date; or
Series 2018-4 Indenture Supplement, dated as of December 1, 2018, between the Issuer and the Indenture Trustee	(g) Excess Funding Account. The amounts in the Excess Funding Account exceed 70% of the sum of the "Adjusted Invested Amounts" of all Series for three consecutive Collection Periods, after giving effect to any payments to be made on each related Payment Date; or
Series 2019-1 Indenture Supplement, dated as of April 1, 2019, between the Issuer and the Indenture Trustee	(g) Excess Funding Account. The amounts in the Excess Funding Account exceed 70% of the sum of the "Adjusted Invested Amounts" of all Series for three consecutive Collection Periods, after giving effect to any payments to be made on each related Payment Date; or
Series 2019-2 Indenture Supplement, dated as of April 1, 2019, between the Issuer and the Indenture Trustee	(g) Excess Funding Account. The amounts in the Excess Funding Account exceed 70% of the sum of the "Adjusted Invested Amounts" of all Series for three consecutive Collection Periods, after giving effect to any payments to be made on each related Payment Date; or

Exhibit B-1

Series 2019-3 Indenture Supplement, dated as of September 1, 2019, between the Issuer and the Indenture Trustee	(g) Excess Funding Account. The amounts in the Excess Funding Account exceed 70% of the sum of the "Adjusted Invested Amounts" of all Series for three consecutive Collection Periods, after giving effect to any payments to be made on each related Payment Date; or
Series 2019-4 Indenture Supplement, dated as of September 1, 2019, between the Issuer and the Indenture Trustee	(g) Excess Funding Account. The amounts in the Excess Funding Account exceed 70% of the sum of the "Adjusted Invested Amounts" of all Series for three consecutive Collection Periods, after giving effect to any payments to be made on each related Payment Date; or
Series 2020-1 Indenture Supplement, dated as of September 1, 2020, between the Issuer and the Indenture Trustee	(g) Excess Funding Account. The amounts in the Excess Funding Account exceed 70% of the sum of the "Adjusted Invested Amounts" of all Series for three consecutive Collection Periods, after giving effect to any payments to be made on each related Payment Date; or
Series 2020-2 Indenture Supplement, dated as of September 1, 2020, between the Issuer and the Indenture Trustee	(g) Excess Funding Account. The amounts in the Excess Funding Account exceed 70% of the sum of the "Adjusted Invested Amounts" of all Series for three consecutive Collection Periods, after giving effect to any payments to be made on each related Payment Date; or

Exhibit B-2

Exhibit C

Indenture Supplement	"Available Investor Interest Collections" Definition
Series 2015-3 Indenture Supplement, dated as of June 1, 2015, between the Issuer and the Indenture Trustee	"Available Investor Interest Collections" means, for any Payment Date, an amount equal to the sum of (a) the Investor Interest Collections for the related Collection Period, plus (b) any net investment earnings on amounts in the Series 2015-3 Accounts for the related Collection Period, plus (c) the Series 2015-3 Accumulation Period Reserve Draw Amount for that Payment Date, plus (d) on the termination of the Series 2015-3 Accumulation Period Reserve Account under Section 4.7(c)(iii), all remaining amounts in the Series 2015-3 Accumulation Period Reserve Account (excluding any net investment earnings), plus (e) the Monthly Depositor Servicing Fee for that Payment Date, plus (f) any Available Investor Principal Collections treated as Available Investor Interest Collections pursuant to Section 4.2(c)(iv) of the Indenture Supplement.
Series 2016-2 Indenture Supplement, dated as of March 1, 2016, between the Issuer and the Indenture Trustee	"Available Investor Interest Collections" means, for a Payment Date, an amount equal to the sum of (a) the Investor Interest Collections for the related Collection Period, plus (b) any net investment earnings on amounts in the Series 2016-2 Accounts for the related Collection Period, plus (c) the Series 2016-2 Accumulation Period Reserve Draw Amount for that Payment Date, plus (d) on the termination of the Series 2016-2 Accumulation Period Reserve Account under Section 4.10(c) of the Indenture Supplement, all remaining amounts in the Series 2016-2 Accumulation Period Reserve Account (excluding any net investment earnings), plus (e) the Monthly Depositor Servicing Fee for that Payment Date, plus (f) any Available Investor Principal Collections treated as Available Investor Interest Collections pursuant to Section 4.2(c)(iv) of the Indenture Supplement.
Series 2017-3 Indenture Supplement, dated as of October 1, 2017, between the Issuer and the Indenture Trustee	"Available Investor Interest Collections" means, for a Payment Date, an amount equal to the sum of (a) the Investor Interest Collections for the related Collection Period, plus (b) any net investment earnings on amounts in the Series 2017-3 Accounts for the related Collection Period, plus (c) the Series 2017-3 Accumulation Period Reserve Draw Amount for that Payment Date, plus (d) on the termination of the Series 2017-3 Accumulation Period Reserve Account under Section 4.10(c) of the Indenture Supplement, all remaining amounts in the Series 2017-3 Accumulation Period Reserve Account (excluding any net investment earnings), plus (e) the Monthly Depositor Servicing Fee for that Payment Date, plus (f) any Available Investor Principal Collections treated as Available Investor Interest Collections pursuant to Section 4.2(c)(iv) of the Indenture Supplement.

Exhibit C-1

Series 2018-2 Indenture Supplement, dated as of March 1, 2018, between the Issuer and the Indenture Trustee	"Available Investor Interest Collections" means, for a Payment Date, an amount equal to the sum of (a) the Investor Interest Collections for the related Collection Period, plus (b) any net investment earnings on amounts in the Series 2018-2 Accounts for the related Collection Period, plus (c) the Series 2018-2 Accumulation Period Reserve Draw Amount for that Payment Date, plus (d) on the termination of the Series 2018-2 Accumulation Period Reserve Account under Section 4.10(c) of the Indenture Supplement, all remaining amounts in the Series 2018-2 Accumulation Period Reserve Account (excluding any net investment earnings), plus (e) the Monthly Depositor Servicing Fee for that Payment Date, plus (f) any Available Investor Principal Collections treated as Available Investor Interest Collections pursuant to Section 4.2(c)(iv) of the Indenture Supplement.
Series 2018-3 Indenture Supplement, dated as of November 1, 2018, between the Issuer and the Indenture Trustee	"Available Investor Interest Collections" means, for a Payment Date, an amount equal to the sum of (a) the Investor Interest Collections for the related Collection Period, plus (b) any net investment earnings on amounts in the Series 2018-3 Accounts for the related Collection Period, plus (c) the Series 2018-3 Accumulation Period Reserve Draw Amount for that Payment Date, plus (d) on the termination of the Series 2018-3 Accumulation Period Reserve Account under Section 4.10(c) of the Indenture Supplement, all remaining amounts in the Series 2018-3 Accumulation Period Reserve Account (excluding any net investment earnings), plus (e) the Monthly Depositor Servicing Fee for that Payment Date, plus (f) any Available Investor Principal Collections treated as Available Investor Interest Collections pursuant to Section 4.2(c)(iv) of the Indenture Supplement.
Series 2018-4 Indenture Supplement, dated as of December 1, 2018, between the Issuer and the Indenture Trustee	"Available Investor Interest Collections" means, for a Payment Date, an amount equal to the sum of (a) the Investor Interest Collections for the related Collection Period, plus (b) any net investment earnings on amounts in the Series 2018-4 Accounts for the related Collection Period, plus (c) the Series 2018-4 Accumulation Period Reserve Draw Amount for that Payment Date, plus (d) on the termination of the Series 2018-4 Accumulation Period Reserve Account under Section 4.10(c) of the Indenture Supplement, all remaining amounts in the Series 2018-4 Accumulation Period Reserve Account (excluding any net investment earnings), plus (e) the Monthly Depositor Servicing Fee for that Payment Date, plus (f) any Available Investor Principal Collections treated as Available Investor Interest Collections pursuant to Section 4.2(c)(iv) of the Indenture Supplement.

Exhibit C-2

Series 2019-1 Indenture Supplement, dated as of April 1, 2019, between the Issuer and the Indenture Trustee	"Available Investor Interest Collections" means, for a Payment Date, an amount equal to the sum of (a) the Investor Interest Collections for the related Collection Period, plus (b) any net investment earnings on amounts in the Series 2019-1 Accounts for the related Collection Period, plus (c) the Series 2019-1 Accumulation Period Reserve Draw Amount for that Payment Date, plus (d) on the termination of the Series 2019-1 Accumulation Period Reserve Account under Section 4.10(c) of the Indenture Supplement, all remaining amounts in the Series 2019-1 Accumulation Period Reserve Account (excluding any net investment earnings), plus (e) the Monthly Depositor Servicing Fee for that Payment Date, plus (f) any Available Investor Principal Collections treated as Available Investor Interest Collections pursuant to Section 4.2(c)(iv) of the Indenture Supplement.
Series 2019-2 Indenture Supplement, dated as of April 1, 2019, between the Issuer and the Indenture Trustee	"Available Investor Interest Collections" means, for a Payment Date, an amount equal to the sum of (a) the Investor Interest Collections for the related Collection Period, plus (b) any net investment earnings on amounts in the Series 2019-2 Accounts for the related Collection Period, plus (c) the Series 2019-2 Accumulation Period Reserve Draw Amount for that Payment Date, plus (d) on the termination of the Series 2019-2 Accumulation Period Reserve Account under Section 4.10(c) of the Indenture Supplement, all remaining amounts in the Series 2019-2 Accumulation Period Reserve Account (excluding any net investment earnings), plus (e) the Monthly Depositor Servicing Fee for that Payment Date, plus (f) any Available Investor Principal Collections treated as Available Investor Interest Collections pursuant to Section 4.2(c)(iv) of the Indenture Supplement.
Series 2019-3 Indenture Supplement, dated as of September 1, 2019, between the Issuer and the Indenture Trustee	"Available Investor Interest Collections" means, for a Payment Date, an amount equal to the sum of (a) the Investor Interest Collections for the related Collection Period, plus (b) any net investment earnings on amounts in the Series 2019-3 Accounts for the related Collection Period, plus (c) the Series 2019-3 Accumulation Period Reserve Draw Amount for that Payment Date, plus (d) on the termination of the Series 2019-3 Accumulation Period Reserve Account under Section 4.10(c) of the Indenture Supplement, all remaining amounts in the Series 2019-3 Accumulation Period Reserve Account (excluding any net investment earnings), plus (e) the Monthly Depositor Servicing Fee for that Payment Date, plus (f) any Available Investor Principal Collections treated as Available Investor Interest Collections pursuant to Section 4.2(c)(iv) of the Indenture Supplement.

Exhibit C-3

Series 2019-4 Indenture Supplement, dated as of September 1, 2019, between the Issuer and the Indenture Trustee	"Available Investor Interest Collections" means, for a Payment Date, an amount equal to the sum of (a) the Investor Interest Collections for the related Collection Period, plus (b) any net investment earnings on amounts in the Series 2019-4 Accounts for the related Collection Period, plus (c) the Series 2019-4 Accumulation Period Reserve Draw Amount for that Payment Date, plus (d) on the termination of the Series 2019-4 Accumulation Period Reserve Account under Section 4.10(c) of the Indenture Supplement, all remaining amounts in the Series 2019-4 Accumulation Period Reserve Account (excluding any net investment earnings), plus (e) the Monthly Depositor Servicing Fee for that Payment Date, plus (f) any Available Investor Principal Collections treated as Available Investor Interest Collections pursuant to Section 4.2(c)(iv) of the Indenture Supplement.
Series 2020-1 Indenture Supplement, dated as of September 1, 2020, between the Issuer and the Indenture Trustee	"Available Investor Interest Collections" means, for a Payment Date, an amount equal to the sum of (a) the Investor Interest Collections for the related Collection Period, plus (b) any net investment earnings on amounts in the Series 2020-1 Accounts for the related Collection Period, plus (c) the Series 2020-1 Accumulation Period Reserve Draw Amount for that Payment Date, plus (d) on the termination of the Series 2020-1 Accumulation Period Reserve Account under Section 4.10(c) of the Indenture Supplement, all remaining amounts in the Series 2020-1 Accumulation Period Reserve Account (excluding any net investment earnings), plus (e) the Monthly Depositor Servicing Fee for that Payment Date, plus (f) any Available Investor Principal Collections treated as Available Investor Interest Collections pursuant to Section 4.2(c)(iv) of the Indenture Supplement.
Series 2020-2 Indenture Supplement, dated as of September 1, 2020, between the Issuer and the Indenture Trustee	"Available Investor Interest Collections" means, for a Payment Date, an amount equal to the sum of (a) the Investor Interest Collections for the related Collection Period, plus (b) any net investment earnings on amounts in the Series 2020-2 Accounts for the related Collection Period, plus (c) the Series 2020-2 Accumulation Period Reserve Draw Amount for that Payment Date, plus (d) on the termination of the Series 2020-2 Accumulation Period Reserve Account under Section 4.10(c) of the Indenture Supplement, all remaining amounts in the Series 2020-2 Accumulation Period Reserve Account (excluding any net investment earnings), plus (e) the Monthly Depositor Servicing Fee for that Payment Date, plus (f) any Available Investor Principal Collections treated as Available Investor Interest Collections pursuant to Section 4.2(c)(iv) of the Indenture Supplement.

Exhibit C-4

Exhibit D

Indenture Supplement	"Excess Funding Period" Definition
Series 2015-3 Indenture Supplement, dated as of June 1, 2015, between the Issuer and the Indenture Trustee	"Excess Funding Period" means the period (i) beginning on any Payment Date for which the amount in the Excess Funding Account exceeds 30% of the sum of the "Adjusted Invested Amounts" of all Series for the related Collection Period, after giving effect to any payments to be made on each related Payment Date and (ii) ending on any Payment Date for which the amount in the Excess Funding Account is equal to or less than 30% of the sum of the "Adjusted Invested Amounts" of all Series, after giving effect to any payments to be made on each related Payment Date.
Series 2016-2 Indenture Supplement, dated as of March 1, 2016, between the Issuer and the Indenture Trustee	"Excess Funding Period" means the period (i) beginning on any Payment Date for which the amount in the Excess Funding Account exceeds 30% of the sum of the "Adjusted Invested Amounts" of all Series for the related Collection Period, after giving effect to any payments to be made on each related Payment Date and (ii) ending on any Payment Date for which the amount in the Excess Funding Account is equal to or less than 30% of the sum of the "Adjusted Invested Amounts" of all Series, after giving effect to any payments to be made on each related Payment Date.
Series 2017-3 Indenture Supplement, dated as of October 1, 2017, between the Issuer and the Indenture Trustee	"Excess Funding Period" means the period (i) beginning on any Payment Date for which the amount in the Excess Funding Account exceeds 30% of the sum of the "Adjusted Invested Amounts" of all Series for the related Collection Period, after giving effect to any payments to be made on each related Payment Date and (ii) ending on any Payment Date for which the amount in the Excess Funding Account is equal to or less than 30% of the sum of the "Adjusted Invested Amounts" of all Series, after giving effect to any payments to be made on each related Payment Date.
Series 2018-2 Indenture Supplement, dated as of March 1, 2018, between the Issuer and the Indenture Trustee	"Excess Funding Period" means the period (i) beginning on any Payment Date for which the amount in the Excess Funding Account exceeds 30% of the sum of the "Adjusted Invested Amounts" of all Series for the related Collection Period, after giving effect to any payments to be made on each related Payment Date and (ii) ending on any Payment Date for which the amount in the Excess Funding Account is equal to or less than 30% of the sum of the "Adjusted Invested Amounts" of all Series, after giving effect to any payments to be made on each related Payment Date.

Exhibit D-1

Series 2018-3 Indenture Supplement, dated as of November 1, 2018, between the Issuer and the Indenture Trustee	"Excess Funding Period" means the period (i) beginning on any Payment Date for which the amount in the Excess Funding Account exceeds 30% of the sum of the "Adjusted Invested Amounts" of all Series for the related Collection Period, after giving effect to any payments to be made on each related Payment Date and (ii) ending on any Payment Date for which the amount in the Excess Funding Account is equal to or less than 30% of the sum of the "Adjusted Invested Amounts" of all Series, after giving effect to any payments to be made on each related Payment Date.
Series 2018-4 Indenture Supplement, dated as of December 1, 2018, between the Issuer and the Indenture Trustee	"Excess Funding Period" means the period (i) beginning on any Payment Date for which the amount in the Excess Funding Account exceeds 30% of the sum of the "Adjusted Invested Amounts" of all Series for the related Collection Period, after giving effect to any payments to be made on each related Payment Date and (ii) ending on any Payment Date for which the amount in the Excess Funding Account is equal to or less than 30% of the sum of the "Adjusted Invested Amounts" of all Series, after giving effect to any payments to be made on each related Payment Date.
Series 2019-1 Indenture Supplement, dated as of April 1, 2019, between the Issuer and the Indenture Trustee	"Excess Funding Period" means the period (i) beginning on any Payment Date for which the amount in the Excess Funding Account exceeds 30% of the sum of the "Adjusted Invested Amounts" of all Series for the related Collection Period, after giving effect to any payments to be made on each related Payment Date and (ii) ending on any Payment Date for which the amount in the Excess Funding Account is equal to or less than 30% of the sum of the "Adjusted Invested Amounts" of all Series, after giving effect to any payments to be made on each related Payment Date.
Series 2019-2 Indenture Supplement, dated as of April 1, 2019, between the Issuer and the Indenture Trustee	"Excess Funding Period" means the period (i) beginning on any Payment Date for which the amount in the Excess Funding Account exceeds 30% of the sum of the "Adjusted Invested Amounts" of all Series for the related Collection Period, after giving effect to any payments to be made on each related Payment Date and (ii) ending on any Payment Date for which the amount in the Excess Funding Account is equal to or less than 30% of the sum of the "Adjusted Invested Amounts" of all Series, after giving effect to any payments to be made on each related Payment Date.
Series 2019-3 Indenture Supplement, dated as of September 1, 2019, between the Issuer and the Indenture Trustee	"Excess Funding Period" means the period (i) beginning on any Payment Date for which the amount in the Excess Funding Account exceeds 30% of the sum of the "Adjusted Invested Amounts" of all Series for the related Collection Period, after giving effect to any payments to be made on each related Payment Date and (ii) ending on any Payment Date for which the amount in the Excess Funding Account is equal to or less than 30% of the sum of the "Adjusted Invested Amounts" of all Series, after giving effect to any payments to be made on each related Payment Date.

Exhibit D-2

Series 2019-4 Indenture Supplement, dated as of September 1, 2019, between the Issuer and the Indenture Trustee	"Excess Funding Period" means the period (i) beginning on any Payment Date for which the amount in the Excess Funding Account exceeds 30% of the sum of the "Adjusted Invested Amounts" of all Series for the related Collection Period, after giving effect to any payments to be made on each related Payment Date and (ii) ending on any Payment Date for which the amount in the Excess Funding Account is equal to or less than 30% of the sum of the "Adjusted Invested Amounts" of all Series, after giving effect to any payments to be made on each related Payment Date.
Series 2020-1 Indenture Supplement, dated as of September 1, 2020, between the Issuer and the Indenture Trustee	"Excess Funding Period" means the period (i) beginning on any Payment Date for which the amount in the Excess Funding Account exceeds 30% of the sum of the "Adjusted Invested Amounts" of all Series for the related Collection Period, after giving effect to any payments to be made on each related Payment Date and (ii) ending on any Payment Date for which the amount in the Excess Funding Account is equal to or less than 30% of the sum of the "Adjusted Invested Amounts" of all Series, after giving effect to any payments to be made on each related Payment Date.
Series 2020-2 Indenture Supplement, dated as of September 1, 2020, between the Issuer and the Indenture Trustee	"Excess Funding Period" means the period (i) beginning on any Payment Date for which the amount in the Excess Funding Account exceeds 30% of the sum of the "Adjusted Invested Amounts" of all Series for the related Collection Period, after giving effect to any payments to be made on each related Payment Date and (ii) ending on any Payment Date for which the amount in the Excess Funding Account is equal to or less than 30% of the sum of the "Adjusted Invested Amounts" of all Series, after giving effect to any payments to be made on each related Payment Date.

Exhibit D-3

Exhibit E

Indenture Supplement	Amended Item 10 in Section XI of the Trust Summary in Exhibit B Form of Monthly Investor Report
Series 2015-3 Indenture Supplement, dated as of June 1, 2015, between the Issuer and the Indenture Trustee	Excess Funding Account Balance exceeds 70% of Outstanding Series Adjusted Invested Amounts for 3 periods
Series 2016-2 Indenture Supplement, dated as of March 1, 2016, between the Issuer and the Indenture Trustee	Excess Funding Account Balance exceeds 70% of Outstanding Series Adjusted Invested Amounts for 3 periods
Series 2017-3 Indenture Supplement, dated as of October 1, 2017, between the Issuer and the Indenture Trustee	Excess Funding Account Balance exceeds 70% of Outstanding Series Adjusted Invested Amounts for 3 periods
Series 2018-2 Indenture Supplement, dated as of March 1, 2018, between the Issuer and the Indenture Trustee	Excess Funding Account Balance exceeds 70% of Outstanding Series Adjusted Invested Amounts for 3 periods
Series 2018-3 Indenture Supplement, dated as of November 1, 2018, between the Issuer and the Indenture Trustee	Excess Funding Account Balance exceeds 70% of Outstanding Series Adjusted Invested Amounts for 3 periods
Series 2018-4 Indenture Supplement, dated as of December 1, 2018, between the Issuer and the Indenture Trustee	Excess Funding Account Balance exceeds 70% of Outstanding Series Adjusted Invested Amounts for 3 periods

Exhibit E-1

Exhibit F

Indenture Supplement	Amended Item 10 in Section XII of the Trust Summary in Exhibit B Form of Monthly Investor Report
Series 2019-1 Indenture Supplement, dated as of April 1, 2019, between the Issuer and the Indenture Trustee	Excess Funding Account Balance exceeds 70% of Outstanding Series Adjusted Invested Amounts for 3 periods
Series 2019-2 Indenture Supplement, dated as of April 1, 2019, between the Issuer and the Indenture Trustee	Excess Funding Account Balance exceeds 70% of Outstanding Series Adjusted Invested Amounts for 3 periods
Series 2019-3 Indenture Supplement, dated as of September 1, 2019, between the Issuer and the Indenture Trustee	Excess Funding Account Balance exceeds 70% of Outstanding Series Adjusted Invested Amounts for 3 periods
Series 2019-4 Indenture Supplement, dated as of September 1, 2019, between the Issuer and the Indenture Trustee	Excess Funding Account Balance exceeds 70% of Outstanding Series Adjusted Invested Amounts for 3 periods
Series 2020-1 Indenture Supplement, dated as of September 1, 2020, between the Issuer and the Indenture Trustee	Excess Funding Account Balance exceeds 70% of Outstanding Series Adjusted Invested Amounts for 3 periods
Series 2020-2 Indenture Supplement, dated as of September 1, 2020, between the Issuer and the Indenture Trustee	Excess Funding Account Balance exceeds 70% of Outstanding Series Adjusted Invested Amounts for 3 periods

Exhibit F-1